UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2020
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2020, LyondellBasell Industries N.V. (the "Company") entered into Amendment No 4. to its Amended and Restated Credit Agreement and Consent Agreement (the “Amendment and Consent Agreement”) to its Amended and Restated Credit Agreement, dated June 5, 2014, among the Company and LYB Americas Finance LLC, as borrowers, with various financial institutions as lenders from time to time party thereto, and Bank of America, N.A., as administrative agent (as amended, restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement") extending the term of $2.4 billion of the $2.5 billion committed facility for one year until June 5, 2023. The Amendment and Consent Agreement also included customary LIBOR replacement language, which took effect upon the Administrative Agent’s receipt of all duly executed counterparts of the Amendment and Consent Agreement on October 16, 2020. All other material terms of the Credit Agreement remain unchanged.

A copy of the Amendment and Consent Agreement is included in this Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary description of the Amendment and Consent Agreement in this report is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1*
Amendment No 4. to Amended and Restated Credit Agreement and Consent Agreement, dated October 14, 2020 among LyondellBasell Industries N.V. and LYB Americas Finance Company LLC, as Borrowers, Bank of America, N.A., as Administrative Agent and the lender parties thereto.

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	October 16, 2020	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer